UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 18, 2007
BIOGEN IDEC INC.
(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

0-19311	33-0112644
(Commission File Number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 679-2000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Item 5.02 is incorporated by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On December 18, 2007, Biogen Idec Inc. (the “Company”) entered into a consulting agreement with Burt A. Adelman, M.D., the Company’s Executive Vice President, Portfolio Strategy, who will retire from his position with the Company on December 31, 2007. Under the terms of the consulting agreement, Dr. Adelman has agreed to make himself available to the Company for consulting for a period of six months commencing December 31, 2007, and the Company has agreed to pay Dr. Adelman a fee of $400,000 for his consulting services.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.
/s/ Robert A. Licht
Robert A. Licht
Vice President and Assistant Secretary

Date: December 21, 2007